[graphic omitted]

COLONIAL CONNECTICUT TAX-EXEMPT FUND ANNUAL REPORT

January 31, 1998

                     ----------------------------
                     NOT FDIC   MAY LOSE VALUE
                     INSURED    NO BANK GUARANTEE
                     ----------------------------

                 COLONIAL CONNECTICUT TAX-EXEMPT FUND HIGHLIGHTS
                      FEBRUARY 1, 1997 - JANUARY 31, 1998

INVESTMENT OBJECTIVE: Colonial Connecticut Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Connecticut state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

PORTFOLIO MANAGER COMMENTARY: "Bond market conditions improved during the period and the Fund was well positioned to take advantage of declining interest rates. Furthermore, Connecticut's economic revival accelerated and generated some of the strongest economic growth in the region. This, in turn, benefitted your Fund's performance."
                                                                  -- Gary Swayze

                COLONIAL CONNECTICUT TAX-EXEMPT FUND PERFORMANCE

                                              CLASS A    CLASS B   CLASS C(1)
-------------------------------------------------------------------------------
    Inception dates                           11/1/91     6/8/92    8/1/97
-------------------------------------------------------------------------------
    Distributions declared per share(2)        $0.389     $0.332    $0.177
-------------------------------------------------------------------------------
    SEC yields on 1/31/98(3)                    3.89%      3.32%     3.62%
-------------------------------------------------------------------------------
    Taxable-equivalent SEC yields(4)            6.74%      5.75%     6.27%
-------------------------------------------------------------------------------
    12-month total returns, assuming           10.00%      9.19%     3.90%
    reinvestment of all distributions and
    no sales charge or contingent deferred
    sales charge (CDSC)(5)
-------------------------------------------------------------------------------
    Net asset value per share on 1/31/98       $7.83       $7.83     $7.83

(1) Class C share total return is cumulative since inception on August 1, 1997.
(2) A portion of the Fund's income may be subject to the alternative minimum tax.
(3) The 30-day SEC yields on Janaury 31, 1998 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. If the Adviser or Distributor had not waived or borne certain Fund expenses, SEC yields would have been 3.71% for Class A shares, 3.14% for Class B shares and 3.12% for Class C shares.
(4) Taxable-equivalent SEC yield is based on the maximum effective 42.3% federal and Connecticut income tax rates.
(5) Performance results reflect any voluntary waivers or reimbursements of expenses by the Adviser or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower. The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

QUALITY BREAKDOWN (as of 1/31/98)         TOP FIVE SECTORS (as of 1/31/98)
---------------------------------         ---------------------------------
AAA .......................54.0%          General Obligations .......33.8%
AA ........................31.6%          Hospitals .................12.8%
A .........................10.2%          Housing ...................12.2%
BBB ........................0.6%          Sales & Excise Tax .........7.1%
Non-rated ..................2.4%          Nursing Homes ..............6.2%
Short-Term Obligations .....1.2%

Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector breakdowns in the future.

                               PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

                                                     [Photo of Harold W. Cogger]

I am pleased to present the annual report for Colonial Connecticut Tax-Exempt Fund. This report reflects on the investment environment for the 12 months ended January 31, 1998.

The strength of the economy during the first quarter of 1997 led the Federal Reserve Board to raise short-term interest rates in March for the first time in two years. This action was in response to growing concern about future wage and price inflation. By mid April, economic growth appeared to moderate while inflation remained under control. During the second half of the period, interest rates declined and bond prices rose. As the year ended, there was good news for the bond markets, including the smallest annual increase in inflation since 1964 and a Federal budget proposal that predicts a surplus for the first time in nearly 30 years. Strong consumer confidence, rising employment and controlled inflation point to a firm foundation for further economic expansion. However, the rate of economic growth in 1998 may be tempered by the slowdown in the Asian economies and its impact on the global marketplace.

Investments in municipal bonds outperformed most alternative fixed-income investments, including Treasury bonds, on an after-tax basis during the first half of the period. However, during the second half, a seasonal surge in municipal supply combined with increased refundings caused municipal bonds to slightly underperform Treasurys. On a more positive note, this surge offered higher relative yields and positioned the market for positive performance in the months ahead as the supply is absorbed.

Since the Fund's inception, the Adviser has voluntarily waived certain expenses. The Adviser is continuing to waive certain fees; however, effective January 1, 1998, it is doing so at a lower rate.

The long-term benefits of investing in any municipal bond fund include tax-free income as well as the opportunity to diversify your fixed-income portfolio. Colonial Connecticut Tax-Exempt Fund continues to offer you competitive tax-free income and the potential for long-term total return as well as an opportunity to participate in Connecticut's economic expansion.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
March 11, 1998

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.

                            PORTFOLIO MANAGER REPORT

GARY SWAYZE is portfolio manager of Colonial Connecticut Tax-Exempt Fund and is vice president of Colonial Management Associates, Inc.
Mr. Swayze assumed management of the Fund in December, 1997.

FUND TOOK ADVANTAGE OF IMPROVING INVESTMENT ENVIRONMENT DESPITE DECLINING YIELD SPREADS
During the year, yield spreads between high and low quality municipal bonds decreased. Investors later in the period, received little benefit from taking on the additional risk of lower quality bonds, particularly in the non-rated sector. Despite this, investors "reached" for the yield of lower quality municipals as interest rates declined during the latter months of the period. While these conditions made identifying attractive new investments difficult, price increases in the lower quality bonds already in the portfolio resulted in rising net asset values for the Fund.

These conditions also led us to focus more closely on selected bonds that we believed would outperform in a declining interest rate environment. For example, we increased our holdings of non-callable bonds. Non-callable bonds are attractive when interest rates are falling because their issuers cannot "call", or redeem, the bonds before they mature. Callable bonds, on the other hand, are quite likely to be redeemed when interest rates decline because issuers want to reduce their borrowing costs. As a result, non-callable bonds have a longer lifespan and are more sensitive to changes in interest rates. They generally experience greater price gains when interest rates decline.

FUND'S INCREASED SENSITIVITY TO INTEREST RATES TRANSLATED INTO ABOVE AVERAGE PERFORMANCE
The Fund generated a 12-month total return of 10.00% for Class A shares, based on net asset value. This compares favorably with the Fund's Lipper peer group average which posted a 12-month total return of 9.43%*. Above average performance was due primarily to the Fund's strategic shift into a larger than average concentration of non-callable bonds, that have a relatively high sensitivity to interest rates. These bonds experienced larger price gains as interest rates declined.

CONNECTICUT'S ECONOMIC REVIVAL ACCELERATED IN 1997
Despite lagging most of the northeast since the recession of the early 1990s, Connecticut posted some of the best economic growth in the region during 1997. Job growth was the best in ten years and unemployment dropped to 4.7%. Per-capita income, already among the highest in the nation, grew strongly. The expansion was fueled by growth in casino, business services and retail employment. In addition, the prosperity on Wall Street had a positive effect on counties in the southwestern part of the State near New York City. While job growth and overall activity could slow down during 1998, the outlook remains positive. An improved mix of industries has lessened the State's historical dependence on defense and insurance. The technology, general manufacturing and securities industries should support continued economic progress.

POSITIVE OUTLOOK AHEAD FOR THE ECONOMY
We do not expect any major changes in either the national or State economy over the next few months. We believe that growth will continue, although at a slower pace than 1997. This is due in part to the financial crisis in Asia and its anticipated impact on the worldwide marketplace. However, we expect that inflation will remain subdued and that interest rates may continue to decline somewhat, as they did during the second half of the year. Declining interest rates are positive for bond prices. With slower economic growth, low inflation and the possibility of a balanced Federal budget all forecast for 1998, we expect this trend in the bond market to continue. Even with a decreased yield, current income outpaces inflation even before tax-exemption is factored in. In fact, the Fund's inflation-adjusted yield, in which the inflation rate is subtracted from the actual yield, is attractive by historical standards. Our goal remains unchanged: to increase your total return by carefully researching and selecting a portfolio of primarily investment-grade municipal bonds.

As the heavy level of refunding and year-end tax-exempt supply is absorbed by the market, we expect new issuance to be steady and more manageable. We are looking for fewer refundings and more infrastructure and public education issues. Currently, municipal bonds represent excellent value when compared to other fixed-income investments, including Treasury bonds, and we believe that tax-exempt bonds will continue to offer compelling after-tax returns.

*Source: Lipper Analytical Services, Inc. Lipper rankings are based on the Lipper Connecticut Municipal Debt category. The Fund's Class A shares ranking for the one-year period is in the 1st quartile (rated 3 out of 22 funds) and in the 2nd quartile for the five-year period (rated 6 out of 11 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

           COLONIAL CONNECTICUT TAX-EXEMPT FUND INVESTMENT PERFORMANCE
                    THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

               Change in Value of $10,000 from 11/1/91 to 1/31/98
                    Based on NAV and POP for Class A Shares

-------------------------------------------------------------------------------

                     NAV            POP           LEHMAN
                     ---            ---           ------
Nov.  1, 1991      $10,000        $ 9,525        $10,000
Nov. 10, 1991        9,983          9,509         10,028
Dec. 31, 1991       10,234          9,748         10,243
Jan. 31, 1992       10,231          9,745         10,266
Feb. 29, 1992       10,243          9,756         10,270
Mar. 31, 1992       10,211          9,726         10,274
Apr. 30, 1992       10,295          9,806         10,365
May  31, 1992       10,465          9,968         10,487
Jun. 30, 1992       10,680         10,173         10,663
Jul. 31, 1992       10,999         10,476         10,983
Aug. 31, 1992       10,819         10,305         10,876
Sep. 30, 1992       10,875         10,359         10,947
Oct. 31, 1992       10,679         10,172         10,839
Nov. 30, 1992       11,019         10,496         11,033
Dec. 31, 1992       11,143         10,613         11,146
Jan. 31, 1993       11,290         10,753         11,276
Feb. 28, 1993       11,711         11,155         11,683
Mar. 31, 1993       11,600         11,049         11,560
Apr. 30, 1993       11,718         11,161         11,677
May  31, 1993       11,790         11,230         11,742
Jun. 30, 1993       12,030         11,458         11,938
Jul. 31, 1993       12,052         11,480         11,954
Aug. 31, 1993       12,325         11,740         12,203
Sep. 30, 1993       12,490         11,896         12,342
Oct. 31, 1993       12,481         11,889         12,366
Nov. 30, 1993       12,346         11,760         12,257
Dec. 31, 1993       12,575         11,978         12,515
Jan. 31, 1994       12,678         12,076         12,658
Feb. 28, 1994       12,348         11,761         12,330
Mar. 31, 1994       11,774         11,215         11,828
Apr. 30, 1994       11,831         11,269         11,929
May  31, 1994       11,954         11,387         12,032
Jun. 30, 1994       11,864         11,301         11,958
Jul. 31, 1994       12,119         11,544         12,178
Aug. 31, 1994       12,144         11,567         12,220
Sep. 30, 1994       11,921         11,354         12,041
Oct. 31, 1994       11,613         11,061         11,827
Nov. 30, 1994       11,285         10,749         11,613
Dec. 31, 1994       11,644         11,110         11,868
Jan. 31, 1995       12,062         11,489         12,208
Feb. 28, 1995       12,411         11,822         12,563
Mar. 31, 1995       12,539         11,943         12,707
Apr. 30, 1995       12,547         11,951         12,722
May  31, 1995       12,847         12,237         13,128
Jun. 30, 1995       12,680         12,078         13,013
Jul. 31, 1995       12,723         12,118         13,136
Aug. 31, 1995       12,920         12,306         13,303
Sep. 30, 1995       13,030         12,411         13,387
Oct. 31, 1995       13,229         12,600         13,582
Nov. 30, 1995       13,481         12,841         13,807
Dec. 31, 1995       13,647         12,998         13,940
Jan. 31, 1996       13,723         13,071         14,045
Feb. 29, 1996       13,602         12,955         13,950
Mar. 31, 1996       13,408         12,771         13,772
Apr. 30, 1996       13,395         12,758         13,733
May  31, 1996       13,399         12,763         13,728
Jun. 30, 1996       13,532         12,890         13,878
Jul. 31, 1996       13,665         13,016         14,003
Aug. 31, 1996       13,652         13,003         14,000
Sep. 30, 1996       13,824         13,167         14,196
Oct. 31, 1996       13,959         13,296         14,356
Nov. 30, 1996       14,208         13,533         14,619
Dec. 31, 1996       14,157         13,484         14,557
Jan. 31, 1997       14,200         13,526         14,585
Feb. 28, 1997       14,358         13,676         14,719
Mar. 31, 1997       14,192         13,518         14,522
Apr. 30, 1997       14,292         13,613         14,644
May  31, 1997       14,489         13,800         14,865
Jun. 30, 1997       14,647         13,951         15,023
Jul. 31, 1997       15,001         14,288         15,439
Aug. 31, 1997       14,888         14,181         15,294
Sep. 30, 1997       15,068         14,352         15,476
Oct. 31, 1997       15,170         14,449         15,575
Nov. 30, 1997       15,253         14,528         15,667
Dec. 31, 1997       15,458         14,723         15,896
Jan. 31, 1998       15,621         14,879         16,059
-------------------------------------------------------------------------------

A $10,000 investment in Class B shares made on June 8, 1992 (inception) at net asset value (NAV) would have grown to $14,297 on January 31, 1998. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would been valued at $14,197 on Janaury 31, 1998. A $10,000 investment in Class C shares made on August 1, 1997 (inception) at NAV would have grown to $10,390 on January 31, 1998. The same investment after deducting the applicable CDSC would have been valued at $10,290 on January 31, 1998.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                             As of January 31, 1998
-------------------------------------------------------------------------------
                   CLASS A SHARES    CLASS B SHARES    CLASS C SHARES(1)
INCEPTION               11/1/91          6/8/92             8/1/97
                      NAV    POP      NAV    w/CDSC      NAV     w/CDSC
-------------------------------------------------------------------------------
1 YEAR              10.00%  4.78%    9.19%   4.19%       --       --
-------------------------------------------------------------------------------
5 YEARS              6.71   5.68     5.92    5.60        --       --
-------------------------------------------------------------------------------
10 YEARS (OR LIFE)   7.39   6.56     6.53    6.39       3.90%    2.90%
-------------------------------------------------------------------------------

(1) Class C share total returns are cumulative since inception on August 1, 1997.

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 4.75%. The applicable CDSC for Class B shares is 5% for 1 year, 2% for 5 years and 1% since inception. The CDSC for Class C shares is 1% since inception. Performance results reflect any voluntary waivers or reimbursements of expenses by the Adviser or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO
                         JANUARY 31, 1998 (IN THOUSANDS)

MUNICIPAL BONDS - 97.9%                                         PAR      VALUE
-------------------------------------------------------------------------------
 EDUCATION - 5.7%
  EDUCATION - 4.9%
  CT State Health & Educational
   Facilities Authority:
   Choate Rosemary Hall,
                        5.000%          07/01/17              $ 500        $ 498
   Connecticut College, Series C1:
                        5.250%          11/01/17              2,500        2,553
                        5.500%          07/01/27              1,000        1,044
   Trinity College, Series C,
                        6.000%          07/01/12              1,000        1,083
   Yale University,
    Series 1992, RIB (variable rate),
                        7.944%          06/10/30              2,500        2,869
                                                                       ---------
                                                                           8,047
                                                                       ---------
  STUDENT LOAN - 0.8%
  CT State Higher Education
   Supplemental Loan Authority:
   Series 1991-A,
                        7.200%          11/15/10                770          837
   Series 1992-A,
                        6.375%          11/15/99                425          439
                                                                       ---------
                                                                           1,276
                                                                       ---------
--------------------------------------------------------------------------------
HEALTHCARE - 18.8%
  HOSPITAL - 12.7%
  CT State Health & Educational
   Facilities Authority:
   Bridgeport Hospital, Series A,
                        6.500%          07/01/12              1,000        1,094
   Danbury Hospital, Series E,
                        6.500%          07/01/14              1,400        1,513
   Norwalk Hospital, Series D,
                        6.250%          07/01/12              1,750        1,902
   Special Care Hospital,
                        5.375%          07/01/17              1,000          998
   St. Francis Hospital & Medical Center, Series B,
                        6.125%          07/01/10              1,000        1,088
   St. Mary's Hospital, Series E,
                        5.500%          07/01/13              1,440        1,456
   St. Raphael Hospital:
    Series E,
                        6.750%          07/01/13              1,400        1,524
    Series 1992-F,
                        6.200%          07/01/14                750          815
    Series 1992-G,
                        6.200%          07/01/14                225          245
    Series 1993-H,
                        5.250%          07/01/09              3,410        3,655
   Waterbury Hospital,
                        7.000%          07/01/20              4,450        4,795
   William W. Backus Hospital, Series C,
                        6.000%          07/01/12                250          266
   Yale-New Haven Hospital:
    Series G,
                        6.500%          07/01/12                500          547
    Series 1996-H,
                        5.500%          07/01/13              1,000        1,057
                                                                       ---------
                                                                          20,955
                                                                       ---------
  NURSING HOME - 6.1%
  CT State Development Authority:
   Clintonville Manor Realty, Inc.,
   Series 1992,
                        6.750%          06/20/21              1,490        1,597
   Duncaster Inc.,
   Series 1992:
                        6.700%          09/01/07                500          546
                        6.750%          09/01/15              2,500        2,716
  CT State Health & Educational
   Facilities Authority:
   American Health Foundation/Windsor Project,
                        7.125%          11/01/24              2,000        2,316
   Noble Horizons Project, Series 1993,
                        5.875%          11/01/12                640          681
   Pope John Paul II Center for Health,
                        6.250%          11/01/13              2,000        2,209
                                                                       ---------
                                                                          10,065
                                                                       ---------
--------------------------------------------------------------------------------
 HOUSING - 12.1%
  MULTI-FAMILY - 2.1%
  New Britain Housing Authority,
   Nathan Hale Apartments:
   Series 1992-A,
                        6.500%          07/01/02                105          111
   Series 1992-B,
                        6.875%          07/01/24              2,590        2,748
  Waterbury Nonprofit Housing Corp.,
   Fairmont Heights,  Series 1993-A,
                        6.500%          01/01/26                600          630
                                                                       ---------
                                                                           3,489
                                                                       ---------
  SINGLE-FAMILY - 10.0%
  CT State Housing Finance Authority:
   Series B2,
                        6.750%          05/15/22              1,765        1,893
   Series D-2,
                        5.600%          11/15/21              1,000        1,016
   Series 1990-B4,
                        7.300%          11/15/03                135          140
   Series 1991-C,
                        6.600%          11/15/23              1,580        1,688
   Series 1991-C1,
                        6.450%          11/15/11              1,325        1,413
   Series 1991-C2,
                        6.700%          11/15/22                 90           96
   Series 1992-B,
                        6.700%          11/15/12              2,275        2,443
   Series 1993-B:
                        5.650%          05/15/06                550          584
                        6.200%          05/15/12              5,000        5,324
   Sub-Series C1,
                        6.350%          05/15/17              1,245        1,330
   Series 1994 D, Sub-Series D1,
                        6.625%          05/15/24                500          536
                                                                       ---------
                                                                          16,463
                                                                       ---------
--------------------------------------------------------------------------------
 OTHER - 2.5%
  REFUNDED/ESCROWED (a)
  CT State Health & Educational
   Facilities Authority:
   Lawrence & Memorial Hospitals, Series C,
                        6.250%          07/01/22                400          442
   Lutheran General Health Care System, Series 1989,
                        7.250%     07/1/04 (b)                  155          170
   New Britain Hospital, Series 1991-A,
                        7.750%          07/01/22                200          233
  State of Connecticut, Series 1991-B,
                        6.250%          10/01/09              2,500        2,736
  Stratford, Series 1992,
                        7.300%          03/01/12                500          555
                                                                       ---------
                                                                           4,136
                                                                       ---------
 OTHER REVENUE - 2.0%
  INDUSTRIAL - 1.4%
  CT State Development Authority,
   Pfizer Inc. Project,  Series 1994,
                        7.000%          07/01/25              2,000        2,337
                                                                       ---------
  Paper Products - 0.6%
  Sprague, International Paper Co. Project,
   Series A,
                        5.700%          10/01/21              1,000        1,034
                                                                       ---------
--------------------------------------------------------------------------------
 RESOURCE RECOVERY - 3.8%
  DISPOSAL - 1.9%
  CT State Development Authority,
   Sewer Sludge Disposal Facilities,
   Series 1996,
                        8.250%          12/01/06              1,360        1,440
  CT State Disposal Facility,
   Netco Waterbury Ltd., Series 1995,
                        9.375%          06/01/16              1,500        1,742
                                                                       ---------
                                                                           3,182
                                                                       ---------
  RESOURCE RECOVERY - 1.9%
  Bristol Resource Recovery Facility
   Operation Commitee,
   Ogden Martin Systems, Inc., Series 1995,
                        6.500%          07/01/14              1,500        1,652
  CT State Resource Recovery Authority,
   American Re-Fuel Co., Series 1992-A,
                        6.450%          11/15/22              1,425        1,529
                                                                       ---------
                                                                           3,181
                                                                       ---------
--------------------------------------------------------------------------------
 TAX-BACKED - 46.6%
  Local General Obligations - 21.6%
  Bethel,
                        6.500%          02/15/09              1,220        1,443
  Bridgeport:
   Series A,
                        6.250%          03/01/12              2,465        2,866
   Series 1996-A,
                        6.500%     09/1/08 (b)                3,000        3,526
  City of Hartford:
                        5.625%          02/01/11                600          660
                        5.625%          02/01/12                600          659
                        5.625%          02/01/13                600          658
  Danbury:
   Series 1992,
                        5.625%          08/15/11                690          762
   Series 1994:
                        4.500%          02/01/12              1,280        1,263
                        4.500%          02/01/13              1,280        1,254
  East Haddam,  Series 1991,
                        6.300%          06/15/09                260          282
  Farmington, Series 1993:
                        5.700%          01/15/12                590          653
                        5.700%          01/15/13                570          631
  Granby, Series 1993:
                        6.500%          04/01/09                200          237
                        6.550%          04/01/10                175          208
  Griswold, Series 1992,
                        6.000%          04/15/09                410          445
  Hamden, Series 1992:
                        6.000%          10/01/11                425          462
                        6.000%          10/01/12                425          462
  Hartford County Metropolitan
   District:
   Series 1991,
                        6.200%          11/15/10                220          256
   Series 1993:
                        5.200%          12/01/12                600          636
                        5.200%          12/01/13                500          528
  Montville, Series 1993,
                        6.300%          03/01/12                335          391
  New Britain:
   Series 1992,
                        6.000%          02/01/08                400          451
   Series 1993-A,
                        6.000%          10/01/12              2,000        2,282
   Series 1993-B,
                        6.000%          03/01/12              1,000        1,137
  North Branford:
                        6.200%          02/15/11                195          210
                        6.200%          02/15/12                225          242
  Norwich, Series 1994:
                        5.750%          09/15/13                875          942
                        5.750%          09/15/14                870          936
  Plainfield, Series 1992,
                        6.375%          08/01/11                500          551
  Regional School District No. 5:
   Series 1992,
                        6.300%          03/01/10                400          437
   Series 1993,
                        5.600%          02/15/12                150          160
  Regional School District No. 14,
   Series 1991,
                        6.100%          12/15/06                285          324
  Somers:
                        6.000%          01/15/11                125          133
                        6.250%          01/15/08                270          289
  South Windsor,
   Series 1992,
                        6.200%          09/01/10                495          536
  Stamford:
   Series 1992,
                        6.125%          11/01/11              1,050        1,157
   Series 1995,
                        5.250%          03/15/14              2,750        2,829
  Torrington, Series 1992,
                        6.400%          05/15/10                750          824
  Vernon,  Series 1988,
                        7.100%          10/15/03                250          288
  Waterbury, Series 1993,
                        5.375%          04/15/08                750          786
  West Haven, Series 1993-B
                        5.400%          06/01/10                705          736
  Westbrook, Series 1992:
                        6.300%          03/15/12                265          310
                        6.400%          03/15/09                630          739
  Windham, Series 1996,
                        5.000%          06/15/16              1,000        1,002
                                                                       ---------
                                                                          35,583
                                                                       ---------
  SPECIAL NON-PROPERTY TAX - 7.0%
  CT State Special Tax,
   Series 1992-B
                        6.125%          09/01/12              5,100        5,843
   Series 1996-B,
                        6.000%          10/01/06              1,000        1,120
   Series 1996-C,
                        6.000%          10/01/06              2,000        2,241
   Transportation Infrastructure, Series 1994-B,
                        6.000%          10/01/09              1,000        1,098
  PR Commonwealth of Puerto Rico
   Highway & Transportation Authority,
   Series W,
                        5.500%          07/01/09              1,110        1,225
                                                                       ---------
                                                                          11,527
                                                                       ---------
  SPECIAL PROPERTY TAX - 0.7%
  CT State Special Assessment,
   Second Injury Fund, Series 1996-A,
                        6.000%          01/01/06              1,100        1,226
                                                                       ---------
  STATE APPROPRIATED - 5.4%
  CT State Certificates of Participation,
   Middletown Courthouse Project:
                        6.250%          12/15/09              1,685        1,825
                        6.250%          12/15/10                750          812
                        6.250%          12/15/12                100          108
                        6.250%          12/15/13                850          920
  CT State Development Authority,
   Series 1993 A,
                        5.250%          11/15/11                750          787
  PR Commonwealth of Puerto Rico
   Public Buildings Authority, Series B:
                        5.000%          07/01/13              1,000        1,024
    stepped coupon, (5.700% 7/01/98),
                        3.750%    7/01/16 (c)                 3,300        3,401
                                                                       ---------
                                                                           8,877
                                                                       ---------
  STATE GENERAL OBLIGATIONS - 11.9%
  State of Connecticut:
   Series A,
                        6.250%          05/15/06              1,000        1,140
   Series 1990-B,
                          (d)           11/15/10              1,450          808
   Series 1993-A,
                        5.600%          11/15/10              1,000        1,067
   Series 1993-B,
                        5.400%          09/15/09              3,000        3,271
   Series 1995-B,
                        5.375%          10/01/15              5,000        5,211
  PR Commonwealth of Puerto Rico
   Aqueduct & Sewer Authority,
   Series 1995,
                        6.000%          07/01/07              2,750        3,107
  PR Commonwealth of Puerto Rico
   Highway & Transportation Authority, Series X,
                        5.500%          07/01/13              3,000        3,282
  PR Commonwealth of Puerto Rico,
   Series 1994,
                        6.500%          07/01/23              1,500        1,716
                                                                       ---------
                                                                          19,602
                                                                       ---------
--------------------------------------------------------------------------------
 UTILITY - 6.4%
  JOINT POWER AUTHORITY - 0.7%
  CT State Municipal Electric Energy
   Cooperative, Series 1996-A
                        5.000%          01/01/09              1,040        1,081
                                                                       ---------
  WATER & SEWER - 5.7%
  CT State Clean Water Fund:
   Series 1991,
                        7.000%          01/01/11              1,850        2,022
   Series 1992,
                        6.125%          02/01/12              3,730        4,053
   Series 1993,
                        5.875%          04/01/09              1,000        1,127
  South Central Regional Water Authority,
   Series 11,
                        5.750%          08/01/12              2,000        2,149
                                                                       ---------
                                                                           9,351
                                                                       ---------
TOTAL INVESTMENTS (cost of $148,116)(e)                                  161,412
                                                                       ---------
SHORT-TERM OBLIGATIONS - 1.1%
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (f)
  CA Newport Beach Hoag Hospital,
                        3.600%          10/01/22                400          400
  IN Portage Economic Development Revision,
    Pedcor Investments, Series A,
                        3.650%          08/01/30                100          100
  IN Portage, Pedcor Investments,
    Series B,
                        3.650%          08/01/30                200          200
  LA East Baton Rouge Parish,
   Rhone-Poulenc Project,
                        3.700%          06/01/98                400          400
  MA State Health & Educational
   Facilities Authority, Series 1985-D,
                        3.550%          01/01/35                200          200
  MS Perry County,
   Leaf River Forest Project,
                        3.650%          03/01/02                400          400
  NC Craven County Industrial Facilities &
   Pollution Control Financing Authority,
   John Hancock Resource Recovery, Inc., Series C,
                        3.800%          05/01/11                200          200
                                                                       ---------
  TOTAL  SHORT-TERM OBLIGATIONS                                            1,900
                                                                       ---------
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET - 1.0%                                 $   1,573
--------------------------------------------------------------------------------
  NET ASSETS - 100.0%                                                  $ 164,885
                                                                       =========

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------

  (a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

  (b) These securities, or a portion thereof, with a total market value of $1,889, are being used to collateralize open futures contracts.

  (c) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.

  (d)   Zero coupon bond.

  (e)   Cost for federal income tax purposes is the same.

  (f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1998.

  Short futures contracts open at January 31, 1998:

                           Par value                          Unrealized
                            covered           Expiration     appreciation
      Type                by contracts           month       at 01/31/98
  -----------------------------------------------------------------------
     Treasury Bond          $1,400               March            $10


     Acronym                                     Name
  --------------                        ----------------------
       RIB                              Residual Interest Bond

                        STATEMENT OF ASSETS & LIABILITIES
                                JANUARY 31, 1998

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $148,116)                              $161,412
Short-term obligations                                               1,900
                                                                  --------
                                                                   163,312
Receivable for:
  Interest                                            $ 2,109
  Fund shares sold                                        283
  Variation margin on futures                               6
Other                                                      84        2,482
                                                      -------     --------
    Total Assets                                                   165,794

LIABILITIES
Payable for:
  Distributions                                           620
  Fund shares repurchased                                 271
Payable to Adviser                                          1
Accrued:
  Deferred Trustees fees                                    3
Other                                                      14
                                                      -------
    Total Liabilities                                                  909
                                                                  --------
NET ASSETS                                                        $164,885
                                                                  --------
Net asset value & redemption price per share -
Class A ($80,035/10,220)                                             $7.83
                                                                  ========
Maximum offering price per share - Class A
($7.83/0.9525)                                                       $8.22(a)
                                                                  ========
Net asset value & offering price per share -
Class B ($84,370/10,773)                                             $7.83(b)
                                                                  ========
Net asset value & offering price per share -
Class C ($480/61)                                                    $7.83(b)
                                                                  ========
COMPOSITION OF NET ASSETS
Capital paid in                                                   $157,381
Overdistributed net investment income                                  (12)
Accumulated net realized loss                                       (5,790)
Net unrealized appreciation on:
  Investments                                                       13,296
  Open futures contracts                                                10
                                                                  --------
                                                                  $164,885
                                                                  ========
(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1998

(in thousands)
INVESTMENT INCOME
Interest                                                           $ 9,002

EXPENSES
Management fee                                        $   794
Service fee                                               251
Distribution fee - Class B                                614
Distribution fee - Class C                                  1
Transfer agent                                            243
Bookkeeping fee                                            65
Trustees fee                                               15
Audit fee                                                  21
Legal fee                                                   5
Custodian fee                                               7
Registration fee                                           16
Reports to shareholders                                     9
Other                                                      21
                                                      -------
                                                        2,062
Fees waived by the Adviser                               (461)
Fees waived by the Distributor - Class C                   (a)       1,601
                                                      -------      -------
       Net Investment Income                                         7,401
                                                                   -------
NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
  Investments                                             400
  Closed futures contracts                                 35
                                                      -------
    Net Realized Gain                                                  435
Net unrealized appreciation (depreciation)
  during the period on:
  Investments                                           6,946
  Open futures contracts                                (254)
                                                      ------
    Net Unrealized Appreciation                                      6,692
                                                                   -------
       Net Gain                                                      7,127
                                                                   -------
Increase in Net Assets from Operations                             $14,528
                                                                   =======

(a) Rounds to less than one.

See notes to financial statements.

                    STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                    Year ended January 31
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS                     1998(a)       1997
Operations:
Net investment income                                $  7,401     $  7,618
Net realized gain                                         435          569
Net unrealized appreciation (depreciation)              6,692       (3,468)
                                                     --------     --------
    Net Increase from Operations                       14,528        4,719
Distributions:
From net investment income - Class A                  (3,900)       (3,952)
In excess of net investment income - Class A             (29)         -
From net investment income - Class B                  (3,548)       (3,680)
In excess of net investment income - Class B             (26)         -
From net investment income - Class C                      (7)         -
In excess of net investment income - Class C              (b)         -
                                                     --------     --------
                                                        7,018       (2,913)
                                                     --------     --------
Fund Share Transactions:
Receipts for shares sold - Class A                      9,611        8,326
Value of distributions reinvested - Class A             2,170        2,258
Cost of shares repurchased - Class A                  (9,203)      (15,080)
                                                     --------     --------
                                                        2,578       (4,496)
                                                     --------     --------
Receipts for shares sold - Class B                      9,466        9,762
Value of distributions reinvested - Class B             2,088        2,159
Cost of shares repurchased - Class B                 (12,234)      (11,840)
                                                     --------     --------
                                                        (680)           81
                                                     --------     --------
Receipts for shares sold - Class C                        494         --
Value of distributions reinvested - Class C                 4         --
Cost of shares repurchased - Class C                     (25)         --
                                                     --------     --------
                                                          473         --
                                                     --------     --------
Net Increase (Decrease) from Fund Share
      Transactions                                      2,371       (4,415)
                                                     --------     --------
        Total Increase (Decrease)                       9,389       (7,328)
NET ASSETS
Beginning of period                                   155,496      162,824
                                                     --------     --------
End of period (net of overdistributed and
  including undistributed net investment
  income of $12 and $54, respectively)               $164,885     $155,496
                                                     ========     ========

(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.

See notes to financial statements.

                STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                  Year ended January 31
                                                  ---------------------------
                                                      1998(a)       1997
NUMBER OF FUND SHARES
Sold - Class A                                          1,262        1,122
Issued for distributions reinvested - Class A             285          303
Repurchased - Class A                                  (1,210)      (2,038)
                                                     --------     --------
                                                          337         (613)
                                                     --------     --------
Sold - Class B                                          1,239        1,316
Issued for distributions reinvested - Class B             275          290
Repurchased - Class B                                  (1,608)      (1,596)
                                                     --------     --------
                                                          (94)          10
vSold - Class C                                            64          --
Issued for distributions reinvested - Class C              (b)         --
Repurchased - Class C                                      (3)         --
                                                     --------     --------
                                                           61          --
                                                     --------     --------

(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1998

NOTE 1. ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: Colonial Connecticut Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Connecticut state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares:
Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective August 1, 1997, the Fund began offering Class C shares which are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
-----------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

                    Average Net Assets          Annual Fee Rate
                    ------------------          ---------------
                     First $2 billion                0.50%
                     Over $2 billion                 0.45%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997, and continuing through calendar year 1997, the Transfer Agent fee was reduced 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended January 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $27,813 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $202,881 and $250 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

                        Valuation of shares        Annual
                    outstanding on the 20th of      Fee
                   each month which were issued     Rate
                   ----------------------------     ----
                    Prior to November 30, 1994      0.10%
                   On or after December 1, 1994     0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.60% annually of the Fund's average net assets.

Through December 31, 1997, the expense limit was 0.45% of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
-----------------------------------------------------------------------------
INVESTMENT ACTIVITY: For the year ended January 31, 1998, purchases and sales of investments, other than short-term obligations were $20,972,921 and $18,276,902, respectively.

Unrealized appreciation (depreciation) at January 31, 1998, based on cost of investments for both financial statement and federal income tax purposes was:

   Gross unrealized appreciation                 $13,330,831
   Gross unrealized depreciation                     (34,817)
                                                 -----------
           Net unrealized appreciation           $13,296,014
                                                 ===========

CAPITAL LOSS CARRYFORWARDS: At January 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                     Year of                     Capital loss
                   expiration                    carryforward
                   ----------                    ------------
                      2003                        $1,133,000
                      2004                         2,209,000
                                                  ----------
                                                  $3,342,000
                                                  ==========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT
-----------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1998.

                                                    FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                              Year ended January 31
                                               ------------------------------------------------------------------------------
                                                                   1998                                     1997
                                                  Class A        Class B        Class C (b)         Class A         Class B
                                               -----------     -----------     -----------        -----------     -----------
Net asset value -
   Beginning of period                         $     7.490     $     7.490     $     7.710        $     7.630     $     7.630
                                               -----------     -----------     -----------        -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                             0.385           0.328           0.173(c)           0.393           0.338
Net realized and
 unrealized gain (loss)                              0.344           0.344           0.124             (0.141)         (0.141)
                                               -----------     -----------     -----------        -----------     -----------
   Total from Investment Operations                  0.729           0.672           0.297              0.252           0.197
                                               -----------     -----------     -----------        -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.386)         (0.330)         (0.177)            (0.392)         (0.337)
In excess of net
  investment income                                 (0.003)         (0.002)           --                 --              --
                                               -----------     -----------     -----------        -----------     -----------
Total Distributions
  Declared to Shareholders                          (0.389)         (0.332)         (0.177)            (0.392)         (0.337)
                                               -----------     -----------     -----------        -----------     -----------
Net asset value -
  End of period                                $     7.830     $     7.830     $     7.830        $     7.490     $     7.490
                                               ===========     ===========     ===========        ===========     ===========
Total return(d)(e)                                   10.00%           9.19%           3.90%(f)           3.48%           2.71%
                                               ===========     ===========     ===========        ===========     ===========
RATIOS TO AVERAGE NET ASSETS
Expenses(g)                                           0.62%           1.37%           1.09%(c)(h)        0.59%           1.34%
Net investment income(g)                              5.04%           4.29%           4.48%(c)(h)        5.28%           4.53%
Fees and expenses waived
  or borne by the Adviser(g)                          0.29%           0.29%           0.28%(h)           0.31%           0.31%
Portfolio turnover                                      12%             12%             12%                21%             21%
Net assets at end of period (000)              $    80,035     $    84,370     $       480        $    74,059     $    81,437

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                               $     0.022     $     0.022     $     0.021        $     0.023     $     0.023
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $0.012 per share and 0.30%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized

                                           FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                               Year ended January 31
                                             --------------------------------------------------------------------
                                                          1996                                 1995
                                              Class A             Class B           Class A            Class B
                                             -----------        -----------        -----------        -----------
Net asset value -
   Beginning of period                       $     7.080        $     7.080        $     7.890        $     7.890
                                             -----------        -----------        -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                          0.400              0.345              0.418              0.363
Net realized and unrealized gain (loss)            0.552              0.552             (0.809)            (0.809)
                                             -----------        -----------        -----------        -----------
   Total from Investment Operations                0.952              0.897             (0.391)            (0.446)
                                             -----------        -----------        -----------        -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.402)            (0.347)            (0.418)            (0.363)
From net realized gains                             --                 --               (0.001)            (0.001)
                                             -----------        -----------        -----------        -----------
Total Distributions
   Declared to Shareholders                       (0.402)            (0.347)            (0.419)            (0.364)
                                             -----------        -----------        -----------        -----------
Net asset value -
   End of period                             $     7.630        $     7.630        $     7.080        $     7.080
                                             ===========        ===========        ===========        ===========
Total return(b)(c)                                 13.77%             12.93%             (4.85)%            (5.57)%
                                             ===========        ===========        ===========        ===========
RATIOS TO AVERAGE NET ASSETS
Expenses                                            0.51%(d)           1.25%(d)           0.32%(d)           1.07%(d)
Net investment income                               5.42%(d)           4.68%(d)           5.81%(d)           5.06%(d)
Fees and expenses waived or borne
   by the Adviser                                   0.42%(d)           0.42%(d)           0.55%(d)           0.55%(d)
Portfolio turnover                                    13%                13%                22%                22%
Net assets at end of period (000)            $    80,039        $    82,785        $    74,616        $    73,580
(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                             $     0.031        $     0.031        $     0.039        $     0.039
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

----------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
Approximately 99.5% of the income distributions will be treated as exempt income for federal income tax purposes.
----------------------------------------------------------------------------

                       FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                  Year ended January 31
                                                  ---------------------
                                                          1994
                                                  Class A       Class B
                                                  -------       -------
Net asset value -
   Beginning of period                            $ 7.420       $ 7.420
                                                  -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                           0.429         0.372
Net realized and unrealized gain (loss)             0.465         0.465
                                                  -------       -------
   Total from Investment Operations               0.894         0.837
                                                  -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.424)       (0.367)
From net realized gains                               --             --
                                                  -------       -------
Total Distributions
   Declared to Shareholders                        (0.424)       (0.367)
                                                  -------       -------
Net asset value -
   End of period                                  $ 7.890       $ 7.890
                                                  =======       =======
Total return(b)(c)                                 12.30%        11.49%
                                                  =======       =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                            0.22%         0.97%
Net investment income                               5.48%         4.73%
Fees and expenses waived or borne
   by the Adviser                                   0.65%         0.65%
Portfolio turnover                                     5%            5%
Net assets at end of period (000)                $ 91,436      $ 71,791

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                 $  0.051      $  0.051
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
   COLONIAL CONNECTICUT TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Connecticut Tax-Exempt Fund (the "Fund")(a series of Colonial Trust V) at January 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
March 11, 1998

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE

Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information              press [1]

For account information                                               press [2]

To speak to a service representative                                  press [3]

For yield and total return information                                press [4]

For duplicate statements or new supply of checks                      press [5]

To order duplicate tax forms and year-end statements                  press [6]
(February through May)

To review your options at any time during your call                   press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750

To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL
COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Connecticut Tax-Exempt Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Connecticut Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Connecticut Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives, and operating policies of the Fund.

--------------------------------------------------------------------------------
                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

[graphic omitted] LIBERTY FINANCIAL INVESTMENTS, INC. (C)1998
                  Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds
                  One Financial Center, Boston, MA 02111-2621

Visit us at www.libertyfunds.com

                                               CT-02/784E-0198 (3/98) 98/228

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